UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 2, 2007


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    0-439                 16-0338330
----------------------------        --------------        -------------------
(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification No.)


         815 S. Main Street, Grapevine, Texas             76051
         --------------------------------------------     -------------
         (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (817) 239-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       Effective January 2, 2007, Alan H. Finegold and Harold A. Rabin resigned as Directors of American Locker Group Incorporated.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN LOCKER GROUP INCORPORATED


                                       By:     /s/ Edward F. Ruttenberg
                                          ------------------------------------
                                          Edward F. Ruttenberg
                                          Chairman, Chief Executive Officer,
                                          Chief Operating Officer and Treasurer

Dated:  January 5, 2007